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Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report on Form 10-K of Xplore Technologies Corp. (the "Company") for the fiscal year ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Philip S. Sassower, as Chief Executive Office of the Company, and Michael J. Rapisand, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of each such officer's knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ PHILIP S. SASSOWER Philip S. Sassower Chief Executive Officer
Date: August 14, 2009
By:	/s/ MICHAEL J. RAPISAND Michael J. Rapisand Chief Financial Officer
Date: August 14, 2009

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  Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002